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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 2000 relating to the consolidated financial statements of Arden Group, Inc., which appears in Arden Group, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 1, 2000.


/s/ PRICEWATERSHOUSECOOPERS LLP


Los Angeles, California
September 27, 2000